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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 27, 1998, included in the AMB Property Corporation 1997 Form 10-K into AMB Property Corporation's previously filed Registration Statement on Form S-8 (file number 333-42015).

                                          LOGO

San Francisco, California
March 25, 1998